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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K


                Current Report Pursuant to Section 13 or 15(d) of
                       The Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported): August 14, 1998
                                                          ---------------

                                  ROMTECH, INC.
                                  -------------
             (Exact name of registrant as specified in its charter)


       Pennsylvania                       0-27102                23-2694937
       ------------                       -------                ----------
(State or other jurisdiction      (Commission File Number)      (IRS Employer
of incorporation)                                            Identification No.)



2000 Cabot Blvd. West, Suite 110, Langhorne, PA                  19047-1833
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(Address of principal executive offices)                          (Zip Code)


       Registrant's telephone number, including area code: (215) 750-6606


                    -----------------------------------------
          (Former name or former address, if changed since last report)



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Item 5.  Other Events.

         RomTech Inc. (the "Company") issued a press release on August 18, 1998 announcing the Company's acquisition on August 14, 1998 of Software Partners Publishing and Distribution Limited, a U.K. distributor of personal computer software for consumer entertainment and small office/home office applications, as described in the press release attached as Exhibit 99.1 and incorporated herein by reference.

Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits.

         a.       None.

         b.       None.

         c.       Exhibits.

                  99.1     Press Release dated August 18, 1998.


                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                           ROMTECH, INC.


                                           By: /s/ GERALD W. KLEIN
                                              -----------------------------
                                                Gerald W. Klein, President,
                                                Chief Executive Officer and
                                                Chief Financial Officer

Dated: August 19, 1998